MERRILL LYNCH GLOBAL TECHNOLOGY FUND, INC.

                     Supplement dated October 4, 2002 to the
                         Prospectus dated July 24, 2002


     Effective October 4, 2002, the information appearing in the section entitled "Details About the Fund - How the Fund Invests" under the caption "About the Portfolio Manager" appearing on page 10 is amended by deleting such information and adding the following:

     David Poiesz has been the Senior Portfolio Manager of the Fund since October 4, 2002. Mr. Poiesz joined Merrill Lynch Investment Managers on October 4, 2002, from RiverRock Capital Management, L.P., a technology-oriented private investment partnership that he co-founded in 1999. Prior to that he was an Executive Vice President and Portfolio Manager at Jennison Associates.






Code  # 19027-07-02STK